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                                                                   EX-99.B(h)(2)

                             WELLS FARGO FUNDS TRUST
                            FUND ACCOUNTING AGREEMENT

                                   Appendix A
                         Funds and Classes of the Trust
                               as of May 30, 2002


Funds                                                 Classes

Effective as of October 1, 1999:

100% Treasury Money Market Fund                       A, Service
Asset Allocation Fund                                 A, B, C, Institutional
California Limited Term Tax-Free Fund                 A, Institutional
Cash Investment Money Market Fund                     Service, Institutional
Colorado Tax-Free Fund                                A, B, Institutional
Diversified Bond Fund                                 Institutional
Diversified Equity Fund                               A, B, C, Institutional
Diversified Small Cap Fund                            Institutional
Equity Income Fund                                    A, B, C, Institutional
Government Money Market Fund                          A, Service
Growth Balanced Fund                                  A, B, C, Institutional
Growth Equity Fund                                    A, B, C, Institutional
Growth Fund                                           A, B, Institutional
Income Fund                                           A, B, Institutional
Index Fund                                            Institutional
Intermediate Government Income Fund                   A, B, C, Institutional
Large Company Growth Fund                             A, B, C, Institutional
Limited Term Government Income Fund                   A, B, Institutional
Minnesota Tax-Free Fund                               A, B, Institutional
Moderate Balanced Fund                                Institutional
Money Market Fund                                     A, B
National Limited Term Tax-Free Fund                   Institutional
National Tax-Free Fund                                A, B, C, Institutional
National Tax-Free Institutional Money Market Fund     Service, Institutional
National Tax-Free Money Market Fund                   A
Prime Investment Money Market Fund                    Service
Small Cap Growth Fund                                 A, B, C, Institutional
Small Cap Opportunities Fund                          Institutional
Small Company Growth Fund                             Institutional
Stable Income Fund                                    A, B, Institutional
Strategic Growth Allocation Fund                      Institutional
Strategic Income Fund                                 Institutional
Treasury Plus Institutional Money Market Fund         Service, Institutional
Treasury Plus Money Market Fund                       A

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Effective as of October 1, 1999 (cont.)

WealthBuilder Growth and Income Portfolio             Single Class
WealthBuilder Growth Balanced Portfolio               Single Class
WealthBuilder Growth Portfolio                        Single Class


Effective as of January 17, 2000:


California Tax-Free Fund                              A, B, C, Institutional
Income Plus Fund                                      A, B, C


Effective as of February 14, 2000:

Index Allocation Fund                                 A, B, C


Effective as of March 20, 2000:

California Tax-Free Money Market Fund                 A, Service
California Tax-Free Money Market Trust                Single Class
Equity Index Fund                                     A, B, O
Equity Value Fund                                     A, B, C, Institutional
International Equity Fund                             A, B, C, Institutional
Money Market Trust                                    Single Class
National Tax-Free Money Market Trust                  Single Class
Overland Express Sweep Fund                           Single Class


Effective as of August 3, 2000:

OTC Growth Fund                                       O


Effective as of August 14, 2000:

Minnesota Money Market Fund                           A


Effective as of September 11, 2000:

Nebraska Tax-Free Fund                                Institutional

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Effective as of September 18, 2000:

Specialized Technology Fund                           A, B, C

Effective as of October 17, 2000:

Mid Cap Growth Fund                                   A, B, C

Effective as of April 2, 2001:

Specialized Health Sciences Fund                      A, B, C


Effective as of June 25, 2001:

Outlook Today Fund                                    A, B, C, Institutional
Outlook 2010 Fund                                     A, B, C, Institutional
Outlook 2020 Fund                                     A, B, C, Institutional
Outlook 2030 Fund                                     A, B, C, Institutional
Outlook 2040 Fund                                     A, B, C, Institutional


Effective as of July 31, 2001:


Government Institutional Money Market Fund            Institutional
Prime Investment Institutional Money Market Fund      Institutional


Effective as of September 4, 2001:

Large Cap Appreciation Fund                           A, B, C, Institutional


Effective as of November 28, 2001:


Tactical Maturity Bond Fund                           Institutional


Effective as of January 31, 2002:

Small Company Value Fund                              A, B, Institutional


To be effective as of a date to be announced:


Liquidity Reserve Money Market Fund                   Investor

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Large Cap Value Fund                                  A, B, C, Institutional

         IN WITNESS WHEREOF, the parties hereto have caused this amended Appendix A to the Fund Accounting Agreement between Wells Fargo Funds Trust and Forum Accounting Services, LLC dated October 1, 1999 to be re-executed in their names and on their behalf by and through their duly authorized officers, as of May 30, 2002.

                                               WELLS FARGO FUNDS TRUST

                                               By:    /S/ C. David Messman
                                                      --------------------
                                                      C. David Messman
                                                      Secretary

                                               FORUM ACCOUNTING SERVICES, LLC

                                               By:    /S/ Stacey E. Hong
                                                      --------------------
                                                      Stacey E. Hong
                                                      Director